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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): November 14, 2002


                               T-MOBILE USA, INC.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      000-29667                91-1983600
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)




12920 S.E. 38th Street, Bellevue, Washington                            98006
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code    (425) 378-4000
                                                   --------------------

                        VOICESTREAM WIRELESS CORPORATION
    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 7.  Exhibits.

Exhibit Number                Description of Document
--------------                -----------------------

99.01 Certification of John W. Stanton, Chairman of T-Mobile USA, Inc., pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
                              (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.

99.02 Certification of Brian W. Kirkpatrick, Executive Vice President and Chief Financial Officer of T-Mobile USA, Inc., pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
                              (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.


Item 9.  Regulation FD Disclosure.

On November 14, 2002, T-Mobile USA, Inc. (the "Company") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. Accompanying the Quarterly Report as correspondence were a transmittal letter and the certifications of John W. Stanton, the Company's Chairman and Brian W. Kirkpatrick, the Company's Executive Vice President and Chief Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), in each case attached as exhibits hereto and incorporated herein solely for purposes of this Item 9.


---------------
The certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            T-Mobile USA, Inc.
                                            --------------------------------
                                                     (Registrant)



Dated:  November 14, 2002                   By: /s/ Brian W. Kirkpatrick
                                            ------------------------------------
                                            Name:  Brian W. Kirkpatrick
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit Number                Description of Document
--------------                -----------------------

99.01 Certification of John W. Stanton, Chairman of T-Mobile USA, Inc., pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
                              (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.

99.02 Certification of Brian W. Kirkpatrick, Executive Vice President and Chief Financial Officer of T-Mobile USA, Inc., pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
                              (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.